SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ________________________

                                    FORM 8-K

                             _______________________

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 22, 2003

                                 LINCOLN BANCORP

             (Exact name of registrant as specified in its charter)

                                     INDIANA

                 (State or other jurisdiction of incorporation)

000-25219                                                             35-2055553
(Commission File Number)                       (IRS Employer Identification No.)

                              1121 East Main Street
                         Plainfield, Indiana 46168-0510
                    (Address of principal executive offices,
                               including Zip Code)

                                 (317) 839-6539
              (Registrant's telephone number, including area code)

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits

             99.1  Press Release dated April 22, 2003.

Item 9.  Regulation FD Disclosure.

         Information Provided Under Item 12 of Form 8-K.

     Lincoln Bancorp, an Indiana corporation ("Registrant"), issued a press release which was publicly disseminated on April 22, 2003 announcing its results of operations for the quarter ended March 31, 2003. A copy of the press release is furnished herewith as Exhibit 99.1. Pursuant to General Instruction B.6 of Form 8-K, this exhibit is not "filed" for purposes of
     Section 18 of the Securities Exchange Act of 1934, but is instead furnished as required by that instruction. Further, pursuant to SEC Release No. 34-47583, Registrant is including the foregoing Item 12 information under
     Item 9 because Item 12 has not yet been added to the EDGAR system.



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           /s/ John M. Baer
                                           -------------------------------------
                                           John M. Baer, Secretary and Treasurer

Dated: April 22, 2003